Exhibit 10.1
OUTSIDE DIRECTOR Div Equiv Cash
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
RESTRICTED STOCK UNITS GRANTED TO
OUTSIDE DIRECTORS PURSUANT TO THE 2013 STOCK PLAN
For Grants Beginning October 28, 2020
I.INTRODUCTION
The following terms and conditions shall apply to Restricted Stock Unit Awards granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any regulations and rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.RESTRICTED STOCK UNITS
1.Award Agreement. A Restricted Stock Unit Award granted to an Outside Director under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Outside Director and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Terms and Conditions. The Administrator administering the Plan has authority to determine the Outside Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Units to be awarded, and all other terms and conditions of such awards. With respect to annual Restricted Stock Unit Awards granted to Outside Directors under the Plan, such awards shall be subject to the following terms, conditions and restrictions.
(A)Grant Date. Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual meeting of stockholders. An Outside Director that is elected to the Board between annual meetings of stockholders may also be granted a Restricted Stock Unit Award on the date that the Board determines in its sole discretion.
2013 Stock Plan STC (Outside Director)

(B)Number of Units. Unless otherwise determined by the Board or the Governance Committee of the Board (the “Governance Committee”), the number of Units granted for the annual meeting grant will be determined by dividing the Fair Market Value of a Share on the date of grant into $180,000 (with any fractional Unit rounded up to the nearest whole Unit). In addition to such grant, unless otherwise determined by the Board or the Governance Committee, the Independent Chair shall be granted an annual meeting grant determined by dividing the Fair Market Value of a Share on the date of grant into $120,000 (with any fractional Unit rounded up to the nearest whole Unit). Notwithstanding the foregoing, in no event shall the aggregate number of Units granted to any Outside Director pursuant to such annual meeting grant or grants exceed 5,000. A newly elected Outside Director may receive a prorated annual meeting grant effective upon the date of the Outside Director’s election to the Board.
(C)    No Restrictions. Each Restricted Stock Unit Award granted to an Outside Director will be fully vested on the date of grant.
3.Dividend Equivalents. Dividend equivalents in respect of Restricted Stock Units, if granted in tandem with such units, will be credited on behalf of an Outside Director to a deferred cash account until such time as the underlying Shares are issued.
4.Assignability. An Outside Director shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither an Outside Director nor any person entitled to exercise an Outside Director’s rights in the event of the Outside Director’s death shall have any of the rights of a stockholder with respect to a Restricted Stock Unit Award except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the underlying Shares paid upon the settlement of any Restricted Stock Unit Award as described in Section II.6 below.
6.Time of Payment of Restricted Stock Units. Except as noted in Section II.7 below, Restricted Stock Units granted to Outside Directors shall not be paid until after the Outside Director’s separation of service with the Corporation (“Automatic Deferral Requirement”). “Separation of service” shall have the meaning provided under the McKesson Corporation Deferred Compensation Administration Plan III (“DCAP III”). Payment shall be made in Shares in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Outside Director’s unrestricted interest in the number of Shares subject to the Restricted Stock Unit Award.
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7.Satisfaction of Director Stock Ownership Guidelines. For those Outside Directors who have met the Director Stock Ownership Guidelines in effect at the time, Restricted Stock Unit grants shall not be subject to the Automatic Deferral Requirement and such grants will be immediately converted into Shares and distributed to the Outside Director; provided, however, that the Outside Director may elect to defer receipt of the Shares underlying the Restricted Stock Units.
8.Deferrals of Restricted Stock Units. Deferrals of Restricted Stock Units, whether elective or pursuant to the Automatic Deferral Requirement, shall be subject to the terms and conditions of DCAP III.
III. MISCELLANEOUS
1.No Effect on Terms of Service with the Corporation. Nothing contained in this Statement of Terms and Conditions, the Plan or a Restricted Stock Unit Agreement shall affect the Corporation’s right to terminate the service of any Outside Director.
2.Grants to Outside Directors in Foreign Countries. If an Outside Director is not a United States citizen, the Board has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust a Restricted Stock Unit Award to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Outside Director’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Outside Director to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
3.Information Notification. Any information required to be given under the terms of a Restricted Stock Unit Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, 6555 State Highway 161, Irving, Texas 75039, and any notice to be given to an Outside Director shall be addressed to the Outside Director at the address indicated beneath the Outside Director’s name on the Restricted Stock Unit Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office. The parties may use email delivery, so long as the message is clearly marked, sent to the email address(es) set forth herein. Email delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient. Emails to the Corporation shall be delivered to CorpSecretary@McKesson.com.
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4.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
5.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under a Restricted Stock Unit Agreement, shall be conclusive and binding on all persons.
6.No Effect on Other Benefit Plans. Nothing herein contained shall affect an Outside Director’s right, if any, to participate in and receive benefits from and in accordance with the then current provisions of any benefit plan or program offered by the Corporation.
7.Withholding. Each Outside Director shall agree to make appropriate arrangements with the Corporation for satisfaction of any applicable federal, state or local income tax withholding requirements or payroll tax requirements, if any is required.

8.Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Outside Director, including, but not limited to, the Outside Director’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares held in the Corporation, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Outside Director’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Outside Director’s consent.
(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Fidelity Stock Plan Services LLC and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Outside Director may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
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(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Outside Director’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Outside Director’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Outside Director’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Outside Director understands and acknowledges that the Corporation’s legal basis for the processing of the Outside Director’s Data would be compliance with the relevant laws or regulations or the pursuit by the Corporation of respective legitimate interests not outweighed by the Outside Director’s interests, rights or freedoms. When the Corporation no longer needs the Outside Director’s Data for any of the above purposes, the Outside Director understands the Corporation will remove it from its systems.
(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Outside Director is providing the consents herein on a purely voluntary basis. If the Outside Director does not consent, or if the Outside Director later seeks to revoke the Outside Director’s consent, the Outside Director’s retainer and fees from or services with the Corporation will not be affected; the only consequence of refusing or withdrawing the Outside Director’s consent is that the Corporation would not be able to grant Awards to the Outside Director or administer or maintain such Awards.
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(F)    Data Subject Rights. The Outside Director may have a number of rights under data privacy laws in the Outside Director’s jurisdiction. Depending on where the Outside Director is based, such rights may include the right to (i) inquire whether and what kind of Data the Corporation holds about the Outside Director and how it is processed, and to request access or copies of Data the Corporation processes, (ii) request the correction or supplementation of Data about the Outside Director that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Outside Director’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request restrictions on processing of Data in certain situations where the Outside Director feels its processing is inappropriate, (v) request portability of the Outside Director’s Data that the Outside Director has actively or passively provided to the Corporation (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or the Outside Director’s service on the Board and is carried out by automated means, (vi) object, in certain circumstances, to the processing of Data for legitimate interests, (vii) lodge complaints with competent authorities in the Outside Director’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Outside Director can contact the Corporate Secretary.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Outside Director is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
9.Successors. This Statement of Terms and Conditions and the Restricted Stock Unit Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Outside Director” as used herein shall include the Outside Director’s Beneficiary.
10.Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Restricted Stock Unit Agreements shall be governed by the laws of the State of Delaware.
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OUTSIDE DIRECTOR Div Equiv Units
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
RESTRICTED STOCK UNITS GRANTED TO
OUTSIDE DIRECTORS PURSUANT TO THE 2013 STOCK PLAN
For Grants Beginning October 28, 2020
I.INTRODUCTION
The following terms and conditions shall apply to Restricted Stock Unit Awards granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any regulations and rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.RESTRICTED STOCK UNITS
1.Award Agreement. A Restricted Stock Unit Award granted to an Outside Director under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Outside Director and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Terms and Conditions. The Administrator administering the Plan has authority to determine the Outside Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Units to be awarded, and all other terms and conditions of such awards. With respect to annual Restricted Stock Unit Awards granted to Outside Directors under the Plan, such awards shall be subject to the following terms, conditions and restrictions.
(A)Grant Date. Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual meeting of stockholders. An Outside Director that is elected to the Board between annual meetings of stockholders may also be granted a Restricted Stock Unit Award on the date that the Board determines in its sole discretion.
2013 Stock Plan STC (Outside Director)

(B)Number of Units. Unless otherwise determined by the Board or the Governance Committee of the Board (the “Governance Committee”), the number of Units granted for the annual meeting grant will be determined by dividing the Fair Market Value of a Share on the date of grant into $180,000 (with any fractional Unit rounded up to the nearest whole Unit). In addition to such grant, unless otherwise determined by the Board or the Governance Committee, the Independent Chair shall be granted an annual meeting grant determined by dividing the Fair Market Value of a Share on the date of grant into $120,000 (with any fractional Unit rounded up to the nearest whole Unit). Notwithstanding the foregoing, in no event shall the aggregate number of Units granted to any Outside Director pursuant to such annual meeting grant or grants exceed 5,000. A newly elected Outside Director may receive a prorated annual meeting grant effective upon the date of the Outside Director’s election to the Board.
(C)    No Restrictions. Each Restricted Stock Unit Award granted to an Outside Director will be fully vested on the date of grant.
    3.    Dividend Equivalents. Dividend equivalents in respect of Restricted Stock Units, if granted in tandem with such units, will be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award. The number of such additional Restricted Stock Units shall be calculated by dividing
(a)the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units credited as of the record date for such dividend by
(b)the Fair Market Value per Share on the payment date for such dividend.
    4.    Assignability. An Outside Director shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
    5.    No Stockholder Rights. Neither an Outside Director nor any person entitled to exercise an Outside Director’s rights in the event of the Outside Director’s death shall have any of the rights of a stockholder with respect to a Restricted Stock Unit Award except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the underlying Shares paid upon the settlement of any Restricted Stock Unit Award as described in Section II.6 below.

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6. Time of Payment of Restricted Stock Units. Except as noted in Section II.7 below,
Restricted Stock Units granted to Outside Directors shall not be paid until after the Outside Director’s separation of service with the Corporation (“Automatic Deferral Requirement”). “Separation of service” shall have the meaning provided under the McKesson Corporation Deferred Compensation Administration Plan III (“DCAP III”). Payment shall be made in Shares in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Outside Director’s unrestricted interest in the number of Shares subject to the Restricted Stock Unit Award. Any fractional Shares resulting from the accumulation of dividend equivalents shall be paid in cash.
7.    Satisfaction of Director Stock Ownership Guidelines. For those Outside Directors who have met the Director Stock Ownership Guidelines in effect at the time, Restricted Stock Unit grants shall not be subject to the Automatic Deferral Requirement and such grants will be immediately converted into Shares and distributed to the Outside Director; provided, however, that the Outside Director may elect to defer receipt of the Shares underlying the Restricted Stock Units.
8.    Deferrals of Restricted Stock Units. Deferrals of Restricted Stock Units, whether elective or pursuant to the Automatic Deferral Requirement, shall be subject to the terms and conditions of DCAP III.
III. MISCELLANEOUS
1.No Effect on Terms of Service with the Corporation. Nothing contained in this Statement of Terms and Conditions, the Plan or a Restricted Stock Unit Agreement shall affect the Corporation’s right to terminate the service of any Outside Director.
2.Grants to Outside Directors in Foreign Countries. If an Outside Director is not a United States citizen, the Board has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust a Restricted Stock Unit Award to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Outside Director’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Outside Director to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
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3.Information Notification. Any information required to be given under the terms of a Restricted Stock Unit Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, 6555 State Highway 161, Irving, Texas 75039, and any notice to be given to an Outside Director shall be addressed to the Outside Director at the address indicated beneath the Outside Director’s name on the Restricted Stock Unit Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office. The parties may use email delivery, so long as the message is clearly marked, sent to the email address(es) set forth herein. Email delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient. Emails to the Corporation shall be delivered to CorpSecretary@McKesson.com.
4.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
5.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under a Restricted Stock Unit Agreement, shall be conclusive and binding on all persons.
6.No Effect on Other Benefit Plans. Nothing herein contained shall affect an Outside Director’s right, if any, to participate in and receive benefits from and in accordance with the then current provisions of any benefit plan or program offered by the Corporation.
7.Withholding. Each Outside Director shall agree to make appropriate arrangements with the Corporation for satisfaction of any applicable federal, state or local income tax withholding requirements or payroll tax requirements, if any is required.
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8.Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Outside Director, including, but not limited to, the Outside Director’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares held in the Corporation, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Outside Director’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Outside Director’s consent.
(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Fidelity Stock Plan Services LLC and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Outside Director may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Outside Director’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Outside Director’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Outside Director’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Outside Director understands and acknowledges that the Corporation’s legal basis for the processing of the Outside Director’s Data would be compliance with the relevant laws or regulations or the pursuit by the Corporation of respective legitimate interests not outweighed by the Outside Director’s interests, rights or freedoms. When the Corporation no longer needs the Outside Director’s Data for any of the above purposes, the Outside Director understands the Corporation will remove it from its systems.
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(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Outside Director is providing the consents herein on a purely voluntary basis. If the Outside Director does not consent, or if the Outside Director later seeks to revoke the Outside Director’s consent, the Outside Director’s retainer and fees from or services with the Corporation will not be affected; the only consequence of refusing or withdrawing the Outside Director’s consent is that the Corporation would not be able to grant Awards to the Outside Director or administer or maintain such Awards.
(F)Data Subject Rights. The Outside Director may have a number of rights under data privacy laws in the Outside Director’s jurisdiction. Depending on where the Outside Director is based, such rights may include the right to (i) inquire whether and what kind of Data the Corporation holds about the Outside Director and how it is processed, and to request access or copies of Data the Corporation processes, (ii) request the correction or supplementation of Data about the Outside Director that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Outside Director’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request restrictions on processing of Data in certain situations where the Outside Director feels its processing is inappropriate, (v) request portability of the Outside Director’s Data that the Outside Director has actively or passively provided to the Corporation (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or the Outside Director’s service on the Board and is carried out by automated means, (vi) object, in certain circumstances, to the processing of Data for legitimate interests, (vii) lodge complaints with competent authorities in the Outside Director’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Outside Director can contact the Corporate Secretary.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Outside Director is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
9.Successors. This Statement of Terms and Conditions and the Restricted Stock Unit Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Outside Director” as used herein shall include the Outside Director’s Beneficiary.
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10.Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Restricted Stock Unit Agreements shall be governed by the laws of the State of Delaware.

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EXECUTIVE OFFICERS
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND PERFORMANCE STOCK UNITS GRANTED TO EXECUTIVE OFFICERS
PURSUANT TO THE 2013 STOCK PLAN
Effective for Grants Beginning May 26, 2020
I.INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and VI. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Subject to Sections II.5 and VI, an Option shall be exercisable during the Option Period in accordance with the vesting terms and conditions established on the Grant Date and specified in the Option Grant Notice.
2013 Stock Plan STC (EO)

(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and VI. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.    Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section VI), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long-Term Disability, Normal Retirement, Early Retirement, Severance under the circumstances provided in Section II.5(F)(ii), or death, the Option Period shall end on the earlier of (i) 90 days after the date of the Participant’s termination of employment and (ii) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Notwithstanding any other provision in this Section II.5, if a Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Long-Term Disability, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (i) three years after the date of the Participant’s termination of employment and (ii) the Expiration Date.
(D)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Early Retirement, (i) the Option shall be exercisable only to the extent that it was exercisable at the time of such retirement and (ii) the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (a) three years after the date of such retirement and (b) the Expiration Date.
(E)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Normal Retirement:
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(i)If such Normal Retirement occurs prior to the first anniversary of the Grant Date of the Option, such Option shall be subject to the provisions of Section II.5(D) as though the Participant were eligible for Early Retirement; or
(ii)If such Normal Retirement occurs on or after the first anniversary of the Grant Date of an Option, (a) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and
(b) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date.
(F)    If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Severance, and
(i)    The Participant has attained the requirements for Normal
Retirement on or prior to the Participant’s termination date, then such Option shall be subject to the Normal Retirement provisions of Section II.5(E); or
(ii)    The Participant has not attained the requirements for Normal
Retirement on or prior to the Participant’s termination date, but would have attained the requirements for Normal Retirement within six months after the termination date, and
(a)The first anniversary of the Grant Date of the applicable Award has not occurred on or prior to the termination date, then such Option shall be subject to the Early Retirement provision in Section II.5(D); or
(b)The first anniversary of the Grant Date of the applicable Award has occurred on or prior to the termination date, then (x) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and (y) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date; or
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(iii) The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the termination date, then (a) the vesting schedule of the Participant’s Option shall be accelerated as to the portion of the Option that would have vested in accordance with the original vesting schedule as though the Participant had continued to be employed by the Corporation or one of its Affiliates six months after the termination date, and (b) the expiration of the Option Period provided in Section II.5(A) shall apply; provided that if the Participant is also eligible for Early Retirement at the time of the termination of employment, then the expiration of the Option Period provided in Section II.5(D) shall apply.
(G)    If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (a) three years after the date of death and (b) the Expiration Date, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(H)    If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (i) such time as the Participant subsequently terminates employment and (ii) the Expiration Date. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and the Participant's re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (G) and shall not be adjusted as described in this Section II.5(H).
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6.    Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VIII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (i) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
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(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VIII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (A) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (B) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (C) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
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III. RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.    Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan, or in Section III.3(B) or Section III.3(C)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
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(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Award, the restrictions applicable to such Restricted Stock Award shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period; provided, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Award shall be subject to the Normal Retirement provisions of Section III.3(B)(ii); or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Award shall lapse upon the Participant’s termination date, as to such Shares of Restricted Stock that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the Participant’s termination date.
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Notwithstanding the foregoing, this Section III.3(C) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
(D)    Restriction on Sale. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restriction Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VIII.6, and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.
6.Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restriction Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
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IV.    RESTRICTED STOCK UNITS
1.Restricted Stock Unit Agreement. Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section IV.2(B) or Section IV.2(C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained to the contrary in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Award of Restricted Stock Units shall lapse on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Units, the restrictions applicable to such Restricted Stock Units shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period.
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(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Unit Award shall be subject to the Normal Retirement provisions of Section IV.2(B)(ii); or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Unit Award shall lapse upon the termination date, as to such Restricted Stock Units that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the termination date.
(D)    Restriction on Sale. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of Restricted Stock Units, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
3.    Dividend Equivalents. Subject to the discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units, and cash dividends shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Units, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
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5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units.
6.Time of Payment of Restricted Stock Units. Upon the lapse of the restriction imposed on Restricted Stock Units, all Restricted Stock Units that were not forfeited pursuant to Section IV.2(A), Section IV.2(B)(i), Section IV.2(C)(i), or Section VI shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares subject to the Restricted Stock Units.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement, or is eligible for additional vesting under Section IV.2(C)(ii), prior to the date of the lapse of restrictions imposed on Restricted Stock Units and the vesting provisions of Section IV.2(B)(ii) or Section IV.2(C)(ii) apply, then such Restricted Stock Units shall be paid to the Participant’s brokerage account of record as soon as reasonably practicable after the earlier of the Participant’s Separation from Service or the originally scheduled vesting date (in any event before the end of the calendar year in which such date occurs), subject to the delay of payment (if applicable) provided in Section VIII.14. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Unit Award due to a Participant’s Normal Retirement eligibility or additional vesting as provided in Section IV.2(C)(ii).
V.    PERFORMANCE STOCK UNITS
1.    Award Agreement. Performance Stock Unit Awards shall be evidenced by a Performance Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Stock Unit Award. Performance Stock Unit Awards are “Other Share-Based Awards” as provided under Section 11 of the Plan. Each Performance Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Stock Unit Agreement. Performance Stock Unit Awards are also subject to the terms and conditions of the Plan.
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2.Number of Shares Granted Based on Performance. The performance period of a Performance Stock Unit Award shall be greater than one year, and performance shall be based on such criteria as the Compensation Committee shall determine in its discretion at the beginning of the performance period. Following the end of the performance period, the Compensation Committee shall determine the extent to which the criteria have been achieved, and shall authorize the grant and issuance of Shares in respect of the Performance Stock Unit Award.
3.Special Conditions. Performance Stock Unit Awards shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Compensation Committee, consistent with the terms of the Plan.
(A)Forfeiture. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section V.3(B) or Section V.3(C)) prior to the end of the performance period, any then-outstanding Performance Stock Units shall be canceled, and all the rights of the Participant to such Award shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Compensation Committee may otherwise expressly determine.
(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Award Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
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(i)Death or Long-Term Disability, the Participant shall be eligible to receive, following completion of the applicable performance period, a prorated portion of each such Performance Stock Unit Award, equal to (1) the target number of Performance Stock Units subject to such Award, multiplied by (2) the performance criteria determined by the Compensation Committee to apply to such Award, multiplied by (3) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation or an Affiliate during the performance period applicable to such Award, and the denominator of which is the number of calendar months in such performance period; provided, that for purposes of this clause (3), “whole calendar months” shall be calculated commencing on the applicable Grant Date; provided, however, that in no event shall such amount exceed any applicable cap or limitation set forth in the Performance Stock Unit Grant Notice; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date, the Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through the date on which the Compensation Committee determines performance against the applicable performance goals.
Amounts, if any, to be paid under this Section V.3(B) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any Performance Stock Unit Award shall be subject to the Normal Retirement provisions of Section V.3(B)(ii); or
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(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then if such Participant’s termination date is no greater than six months prior to the date on which the Compensation Committee determines performance against the applicable performance goals, such Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through such performance determination date.
Amounts, if any, to be paid under this Section V.3(C) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
(D)    Restriction on Sale of Shares. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives with respect to the settlement of a Performance Stock Unit Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividend Equivalents. Unless otherwise determined by the Compensation Committee in its sole discretion, Dividend Equivalents shall not be accrued with respect to Performance Stock Unit Awards during the performance period.
5.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber all or any portion of a Performance Stock Unit Award.
6.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to a Performance Stock Unit Award, except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any Performance Stock Unit Award.
7.Time of Payment of Performance Stock Units. The Compensation Committee shall determine the extent to which Shares are payable pursuant to a Performance Stock Unit Award as soon as practicable following the end of the performance period, and such Shares shall be paid as soon as practicable thereafter and in any event no later than the end of the period under which payment would be deemed to be a “short-term deferral” as defined in the regulations under Code Section 409A. Payment shall be made in the form of Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares earned pursuant to the Performance Stock Unit Award.
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VI.    SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock or Restricted Stock Units as to which the restrictions have not lapsed shall immediately and automatically be forfeited, Performance Stock Unit Awards shall immediately and automatically be forfeited and any such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.
2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock or Restricted Stock Units (including any unpaid dividends or Dividend Equivalents) lapsed, or any Performance Stock Unit Award was settled, within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)    Discloses to others, or takes or uses for the Participant’s own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
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(C)Fails to provide the Corporation with at least 30 days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant’s continuing obligations with respect to nondisclosure, non-competition and/or non-solicitation under the Participant’s agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section VI which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section VI.
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VII. CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Stock Unit Award (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such Replacement Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Stock Unit Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
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If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Stock Unit Award shall be replaced with a Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Unit Award shall be equal to the number of Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the replacement Award; provided however, that, in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14).
VIII. MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
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3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, 6555 North Highway 161, Irving, Texas 75039, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office. The parties may use email delivery, so long as the message is clearly marked, sent to the email address(es) set forth herein, and a delivery receipt and a read receipt are made part of the message. Email delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient. Emails to the Corporation shall be delivered to CorpSecretary@mckesson.com.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
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Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in clause (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
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9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;
(E)the Award and the Shares subject to the Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant’s employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever, and whether or not such forfeiture is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; provided that, notwithstanding the foregoing, in the event any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
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(J)for purposes of an Award, the Participant’s employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant’s right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law (for example, the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee for purposes of an Award (including whether the Participant may still be considered to be providing services while on a leave of absence);
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant’s acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
10.    Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Participant’s consent.
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(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Fidelity Stock Plan Services LLC and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Participant’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Participant understands and acknowledges that the Corporation’s legal basis for the processing of the Participant’s Data would be compliance with the relevant laws or regulations or the pursuit by the Corporation of respective legitimate interests not outweighed by the Participant’s interests, rights or freedoms. When the Corporation no longer needs the Participant’s Data for any of the above purposes, the Participant understands the Corporation will remove it from its systems.
(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant’s consent, the Participant’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Corporation would not be able to grant Awards to the Participant or administer or maintain such Awards.
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(F)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Depending on where the Participant is based, such rights may include the right to (i) inquire whether and what kind of Data the Corporation holds about the Participant and how it is processed, and to request access or copies of Data the Corporation processes, (ii) request the correction or supplementation of Data about the Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request restrictions on processing of Data in certain situations where the Participant feels its processing is inappropriate, (v) request portability of the Participant’s Data that the Participant has actively or passively provided to the Corporation (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or the Participant’s employment and is carried out by automated means, (vi) object, in certain circumstances, to the processing of Data for legitimate interests, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact his or her local human resources representative.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, the Participant understands that the Corporation may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Participant provide another data privacy consent form. If applicable and upon request of the Corporation, the Participant agrees to provide an executed acknowledgement or data privacy consent form to the Employer or the Corporation (or any other acknowledgements, agreements or consents that may be required by the Employer or the Corporation) that the Corporation and/or the Employer may deem necessary to obtain under the data privacy laws in the Participant’s country, either now or in the future. The Participant understands that the Participant will not be able to participate in the Plan if the Participant fails to execute any such acknowledgement, agreement or consent requested by the Corporation and/or the Employer.
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11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. The Participant acknowledges that the Participant is proficient in the English language and, accordingly, understands the provisions of the Plan and this Statement of Terms and Conditions. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Section 409A. If (A) the Participant is a Specified Employee at the time of the Participant’s Separation from Service, and (B) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.
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IX. DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment (other than due to death, Long-Term Disability or for Cause) which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
(B)Any significant reduction in the Participant’s aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control;
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(D)The Corporation’s requiring the Participant to be based at any location which would increase the Participant’s regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities; or
(E)Any change in the person to whom the Participant reports, as this relationship existed immediately prior to a Change in Control;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant’s notice to remedy the Good Reason condition; provided further that the Participant’s Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.“Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.“Grant Date” means the date the Administrator grants the Award.
8.“Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.“Long-Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation’s long-term disability plan, a physical or mental condition that the administrator of the Corporation’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.“Normal Retirement” means termination of employment (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.“Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
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12.“Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant’s service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.“Severance” means termination of employment with the Corporation or an affiliate, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.
14.“Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
15.“Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Code Section 409A.
16.“Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or a Participant’s beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, 6555 North Highway 161, Irving, Texas 75039.
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EMPLOYEES SUBJECT TO STOCK OWNERSHIP POLICY
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND PERFORMANCE STOCK UNITS GRANTED TO EMPLOYEES SUBJECT TO
STOCK OWNERSHIP POLICY PURSUANT TO THE 2013 STOCK PLAN
Effective for Grants Beginning May 26, 2020
I.INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and VI. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Subject to Sections II.5 and VI, an Option shall be exercisable during the Option Period in accordance with the vesting terms and conditions established on the Grant Date and specified in the Option Grant Notice.
2013 Stock Plan STC (Emp Subj to SOP)

(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and VI. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.    Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section VI), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long-Term Disability, Normal Retirement, Early Retirement, Severance under the circumstances provided in Section II.5(F)(ii), or death, the Option Period shall end on the earlier of (i) 90 days after the date of the Participant’s termination of employment and (ii) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Notwithstanding any other provision in this Section II.5, if a Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Long-Term Disability, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (i) three years after the date of the Participant’s termination of employment and (ii) the Expiration Date.
(D)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Early Retirement, (i) the Option shall be exercisable only to the extent that it was exercisable at the time of such retirement and (ii) the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (a) three years after the date of such retirement and (b) the Expiration Date.
(E)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Normal Retirement:

(i)If such Normal Retirement occurs prior to the first anniversary of the Grant Date of the Option, such Option shall be subject to the provisions of Section II.5(D) as though the Participant were eligible for Early Retirement; or
(ii)If such Normal Retirement occurs on or after the first anniversary of the Grant Date of an Option, (a) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and
(b) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date.
(F)    If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Severance, and
(i)    The Participant has attained the requirements for Normal Retirement on or prior to the Participant’s termination date, then such Option shall be subject to the Normal Retirement provisions of Section II.5(E); or
(ii) The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, but would have attained the requirements for Normal Retirement within six months after the termination date, and
(a)The first anniversary of the Grant Date of the applicable Award has not occurred on or prior to the termination date, then such Option shall be subject to the Early Retirement provision in Section II.5(D); or
(b)The first anniversary of the Grant Date of the applicable Award has occurred on or prior to the termination date, then (x) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and (y) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date; or

(iii) The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the termination date, then (a) the vesting schedule of the Participant’s Option shall be accelerated as to the portion of the Option that would have vested in accordance with the original vesting schedule as though the Participant had continued to be employed by the Corporation or one of its Affiliates six months after the termination date, and (b) the expiration of the Option Period provided in Section II.5(A) shall apply; provided that if the Participant is also eligible for Early Retirement at the time of the termination of employment, then the expiration of the Option Period provided in Section II.5(D) shall apply.
(G)    If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (a) three years after the date of death and (b) the Expiration Date, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(H)    If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (i) such time as the Participant subsequently terminates employment and (ii) the Expiration Date. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and the Participant's re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (G) and shall not be adjusted as described in this Section II.5(H).

6.    Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VIII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (i) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VIII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (A) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (B) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (C) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.

III. RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.    Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan, or in Section III.3(B) or Section III.3(C)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.

(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Award, the restrictions applicable to such Restricted Stock Award shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period; provided, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Award shall be subject to the Normal Retirement provisions of Section III.3(B)(ii); or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Award shall lapse upon the Participant’s termination date, as to such Shares of Restricted Stock that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the Participant’s termination date.

Notwithstanding the foregoing, this Section III.3(C) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
(D)    Restriction on Sale. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restriction Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VIII.6, and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.
6.Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restriction Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.

IV.    RESTRICTED STOCK UNITS
1.Restricted Stock Unit Agreement. Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section IV.2(B) or Section IV.2(C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained to the contrary in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Award of Restricted Stock Units shall lapse on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Units, the restrictions applicable to such Restricted Stock Units shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period.

(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Unit Award shall be subject to the Normal Retirement provisions of Section IV.2(B)(ii); or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Unit Award shall lapse upon the termination date, as to such Restricted Stock Units that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the termination date.
(D)    Restriction on Sale. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of Restricted Stock Units, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
3.    Dividend Equivalents. Subject to the discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units, and cash dividends shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Units, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.

5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units.
6.Time of Payment of Restricted Stock Units. Upon the lapse of the restriction imposed on Restricted Stock Units, all Restricted Stock Units that were not forfeited pursuant to Section IV.2(A), Section IV.2(B)(i), Section IV.2(C)(i), or Section VI shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares subject to the Restricted Stock Units.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement, or is eligible for additional vesting under Section IV.2(C)(ii), prior to the date of the lapse of restrictions imposed on Restricted Stock Units and the vesting provisions of Section IV.2(B)(ii) or Section IV.2(C)(ii) apply, then such Restricted Stock Units shall be paid to the Participant’s brokerage account of record as soon as reasonably practicable after the earlier of the Participant’s Separation from Service or the originally scheduled vesting date (in any event before the end of the calendar year in which such date occurs), subject to the delay of payment (if applicable) provided in Section VIII.14. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Unit Award due to a Participant’s Normal Retirement eligibility or additional vesting as provided in Section IV.2(C)(ii).
V.    PERFORMANCE STOCK UNITS
1.    Award Agreement. Performance Stock Unit Awards shall be evidenced by a Performance Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Stock Unit Award. Performance Stock Unit Awards are “Other Share-Based Awards” as provided under Section 11 of the Plan. Each Performance Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Stock Unit Agreement. Performance Stock Unit Awards are also subject to the terms and conditions of the Plan.

2.Number of Shares Granted Based on Performance. The performance period of a Performance Stock Unit Award shall be greater than one year, and performance shall be based on such criteria as the Compensation Committee shall determine in its discretion at the beginning of the performance period. Following the end of the performance period, the Compensation Committee shall determine the extent to which the criteria have been achieved, and shall authorize the grant and issuance of Shares in respect of the Performance Stock Unit Award.
3.Special Conditions. Performance Stock Unit Awards shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Compensation Committee, consistent with the terms of the Plan.
(A)Forfeiture. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section V.3(B) or Section V.3(C)) prior to the end of the performance period, any then-outstanding Performance Stock Units shall be canceled, and all the rights of the Participant to such Award shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Compensation Committee may otherwise expressly determine.

(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Award Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, the Participant shall be eligible to receive, following completion of the applicable performance period, a prorated portion of each such Performance Stock Unit Award, equal to (1) the target number of Performance Stock Units subject to such Award, multiplied by (2) the performance criteria determined by the Compensation Committee to apply to such Award, multiplied by (3) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation or an Affiliate during the performance period applicable to such Award, and the denominator of which is the number of calendar months in such performance period; provided, that for purposes of this clause (3), “whole calendar months” shall be calculated commencing on the applicable Grant Date; provided, however, that in no event shall such amount exceed any applicable cap or limitation set forth in the Performance Stock Unit Grant Notice; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date, the Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through the date on which the Compensation Committee determines performance against the applicable performance goals.
Amounts, if any, to be paid under this Section V.3(B) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any Performance Stock Unit Award shall be subject to the Normal Retirement provisions of Section V.3(B)(ii); or

(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then if such Participant’s termination date is no greater than six months prior to the date on which the Compensation Committee determines performance against the applicable performance goals, such Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through such performance determination date.
Amounts, if any, to be paid under this Section V.3(C) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
(D)    Restriction on Sale of Shares. The Administrator reserves the right to impose a restriction on the sale of Shares that the Participant receives with respect to the settlement of a Performance Stock Unit Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividend Equivalents. Unless otherwise determined by the Compensation Committee in its sole discretion, Dividend Equivalents shall not be accrued with respect to Performance Stock Unit Awards during the performance period.
5.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber all or any portion of a Performance Stock Unit Award.
6.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to a Performance Stock Unit Award, except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any Performance Stock Unit Award.
7.Time of Payment of Performance Stock Units. The Compensation Committee shall determine the extent to which Shares are payable pursuant to a Performance Stock Unit Award as soon as practicable following the end of the performance period, and such Shares shall be paid as soon as practicable thereafter and in any event no later than the end of the period under which payment would be deemed to be a “short-term deferral” as defined in the regulations under Code Section 409A. Payment shall be made in the form of Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares earned pursuant to the Performance Stock Unit Award.

VI.    SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock or Restricted Stock Units as to which the restrictions have not lapsed shall immediately and automatically be forfeited, Performance Stock Unit Awards shall immediately and automatically be forfeited and any such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.
2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock or Restricted Stock Units (including any unpaid dividends or Dividend Equivalents) lapsed, or any Performance Stock Unit Award was settled, within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)    Discloses to others, or takes or uses for the Participant’s own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;

(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant’s continuing obligations with respect to nondisclosure, non-competition and/or non-solicitation under the Participant’s agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.

Any provision of this Section VI which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section VI.

VII. CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Stock Unit Award (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such Replacement Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Stock Unit Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.

If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Stock Unit Award shall be replaced with a Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Unit Award shall be equal to the number of Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the Replacement Award; provided however, that, in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14).
VIII. MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.

3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, 6555 North Highway 161, Irving, Texas 75039, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office. The parties may use email delivery, so long as the message is clearly marked, sent to the email address(es) set forth herein, and a delivery receipt and a read receipt are made part of the message. Email delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient. Emails to the Corporation shall be delivered to CorpSecretary@mckesson.com.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in clause (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.

9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;
(E)the Award and the Shares subject to the Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant’s employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever, and whether or not such forfeiture is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; provided that, notwithstanding the foregoing, in the event any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;

(J)for purposes of an Award, the Participant’s employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant’s right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law (for example, the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee for purposes of an Award (including whether the Participant may still be considered to be providing services while on a leave of absence);
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant’s acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
10.    Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Participant’s consent.

(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Fidelity Stock Plan Services LLC and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Participant’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Participant understands and acknowledges that the Corporation’s legal basis for the processing of the Participant’s Data would be compliance with the relevant laws or regulations or the pursuit by the Corporation of respective legitimate interests not outweighed by the Participant’s interests, rights or freedoms. When the Corporation no longer needs the Participant’s Data for any of the above purposes, the Participant understands the Corporation will remove it from its systems.
(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant’s consent, the Participant’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Corporation would not be able to grant Awards to the Participant or administer or maintain such Awards.

(F)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Depending on where the Participant is based, such rights may include the right to (i) inquire whether and what kind of Data the Corporation holds about the Participant and how it is processed, and to request access or copies of Data the Corporation processes, (ii) request the correction or supplementation of Data about the Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request restrictions on processing of Data in certain situations where the Participant feels its processing is inappropriate, (v) request portability of the Participant’s Data that the Participant has actively or passively provided to the Corporation (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or the Participant’s employment and is carried out by automated means, (vi) object, in certain circumstances, to the processing of Data for legitimate interests, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact his or her local human resources representative.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, the Participant understands that the Corporation may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Participant provide another data privacy consent form. If applicable and upon request of the Corporation, the Participant agrees to provide an executed acknowledgement or data privacy consent form to the Employer or the Corporation (or any other acknowledgements, agreements or consents that may be required by the Employer or the Corporation) that the Corporation and/or the Employer may deem necessary to obtain under the data privacy laws in the Participant’s country, either now or in the future. The Participant understands that the Participant will not be able to participate in the Plan if the Participant fails to execute any such acknowledgement, agreement or consent requested by the Corporation and/or the Employer.

11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. The Participant acknowledges that the Participant is proficient in the English language and, accordingly, understands the provisions of the Plan and this Statement of Terms and Conditions. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Section 409A. If (A) the Participant is a Specified Employee at the time of the Participant’s Separation from Service, and (B) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

IX. DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment (other than due to death, Long-Term Disability or for Cause) which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)    Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control; provided, however, that, any such change attributable to the Corporation’s no longer being a company with publicly traded common stock shall not constitute Good Reason; and provided, further, that a reduction in the Participant’s functions, duties or responsibilities solely by virtue of the Corporation being acquired and made part of a larger entity (for example, if following a Change in Control the Participant retains the Participant’s position, or has a comparable position, with respect to a division or subsidiary of the acquirer that contains the Corporation’s business) shall not constitute Good Reason;

(B)Any significant reduction in the Participant’s aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control; or
(D)The Corporation’s requiring the Participant to be based at any location which would increase the Participant’s regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant’s notice to remedy the Good Reason condition; provided further that the Participant’s Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.“Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.“Grant Date” means the date the Administrator grants the Award.
8.“Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.“Long-Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation’s long-term disability plan, a physical or mental condition that the administrator of the Corporation’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.“Normal Retirement” means termination of employment (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.“Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.

12.“Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant’s service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.“Severance” means termination of employment with the Corporation or an affiliate, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.
14.“Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
15.“Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Code Section 409A.
16.“Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or a Participant’s beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, 6555 North Highway 161, Irving, Texas 75039.

EMPLOYEES
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND PERFORMANCE STOCK UNITS GRANTED TO EMPLOYEES
PURSUANT TO THE 2013 STOCK PLAN
Effective for Grants Beginning May 26, 2020
I.INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and VI. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Subject to Sections II.5 and VI, an Option shall be exercisable during the Option Period in accordance with the vesting terms and conditions established on the Grant Date and specified in the Option Grant Notice.
2013 Stock Plan STC (Employee)

(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and VI. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.    Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section VI), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long-Term Disability, Normal Retirement, Early Retirement, Severance under the circumstances provided in Section II.5(F)(ii), or death, the Option Period shall end on the earlier of (i) 90 days after the date of the Participant’s termination of employment and (ii) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Notwithstanding any other provision in this Section II.5, if a Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Long-Term Disability, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (i) three years after the date of the Participant’s termination of employment and (ii) the Expiration Date.
(D)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Early Retirement, (i) the Option shall be exercisable only to the extent that it was exercisable at the time of such retirement and (ii) the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (a) three years after the date of such retirement and (b) the Expiration Date.
2

(E)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Normal Retirement:
(i)If such Normal Retirement occurs prior to the first anniversary of the Grant Date of the Option, such Option shall be subject to the provisions of Section II.5(D) as though the Participant were eligible for Early Retirement; or
(ii)If such Normal Retirement occurs on or after the first anniversary of the Grant Date of an Option, (a) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and
(b) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date.
(F)    If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period by reason of Severance, and
(i)    The Participant has attained the requirements for Normal
Retirement on or prior to the Participant’s termination date, then such Option shall be subject to the Normal Retirement provisions of Section II.5(E); or
(ii)    The Participant has not attained the requirements for Normal
Retirement on or prior to the Participant’s termination date, but would have attained the requirements for Normal Retirement within six months after the termination date, and
(a)The first anniversary of the Grant Date of the applicable Award has not occurred on or prior to the termination date, then such Option shall be subject to the Early Retirement provision in Section II.5(D); or
(b)The first anniversary of the Grant Date of the applicable Award has occurred on or prior to the termination date, then (x) that portion of the Option designated as a Nonstatutory Stock Option shall continue to vest as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such vesting period, and (y) the Option Period for such portion of the Option designated as a Nonstatutory Stock Option shall end on the Expiration Date; or
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(iii) The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the termination date, then (a) the vesting schedule of the Participant’s Option shall be accelerated as to the portion of the Option that would have vested in accordance with the original vesting schedule as though the Participant had continued to be employed by the Corporation or one of its Affiliates six months after the termination date, and (b) the expiration of the Option Period provided in Section II.5(A) shall apply; provided that if the Participant is also eligible for Early Retirement at the time of the termination of employment, then the expiration of the Option Period provided in Section II.5(D) shall apply.
(G)    If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (a) three years after the date of death and (b) the Expiration Date, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(H)    If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (i) such time as the Participant subsequently terminates employment and (ii) the Expiration Date. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and the Participant's re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (G) and shall not be adjusted as described in this Section II.5(H).
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6.    Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VIII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (i) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
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(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VIII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (A) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (B) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (C) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
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III. RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.    Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan, or in Section III.3(B) or Section III.3(C)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
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(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Award, the restrictions applicable to such Restricted Stock Award shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period; provided, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Award shall be subject to the Normal Retirement provisions of Section III.3(B)(ii); or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Award shall lapse upon the Participant’s termination date, as to such Shares of Restricted Stock that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the Participant’s termination date.
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Notwithstanding the foregoing, this Section III.3(C) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restriction Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VIII.6, and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.
6.Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restriction Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
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IV.    RESTRICTED STOCK UNITS
1.Restricted Stock Unit Agreement. Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section IV.2(B) or Section IV.2(C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained to the contrary in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, then the restrictions imposed on any Award of Restricted Stock Units shall lapse on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of any time-vesting Restricted Stock Units, the restrictions applicable to such
Restricted Stock Units shall continue to lapse at such time(s) as are set forth in the applicable Grant Notice, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period.
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(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary contained in the Restricted Stock Unit Grant Notice, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)The Participant either (a) has attained the requirements for Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any time-vesting Restricted Stock Unit Award shall be subject to the Normal Retirement provisions of Section IV.2(B)(ii); or;
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then the restrictions applicable to any time-vesting Restricted Stock Unit Award shall lapse upon the termination date, as to such Restricted Stock Units that would have vested at such time(s) as are set forth in the applicable Grant Notice as if the Participant had continued to be employed by the Corporation or one of its Affiliates during the six-month period after the termination date.
3.Dividend Equivalents. Subject to the discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units, and cash dividends shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Units, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units.
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6.    Time of Payment of Restricted Stock Units. Upon the lapse of the restriction imposed on Restricted Stock Units, all Restricted Stock Units that were not forfeited pursuant to Section IV.2(A), Section IV.2(B)(i), Section IV.2(C)(i), or Section VI shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares subject to the Restricted Stock Units.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement, or is eligible for additional vesting under Section IV.2(C)(ii), prior to the date of the lapse of restrictions imposed on Restricted Stock Units and the vesting provisions of Section IV.2(B)(ii) or Section IV.2(C)(ii) apply, then such Restricted Stock Units shall be paid to the Participant’s brokerage account of record as soon as reasonably practicable after the earlier of the Participant’s Separation from Service or the originally scheduled vesting date (in any event before the end of the calendar year in which such date occurs), subject to the delay of payment (if applicable) provided in Section VIII.14. The procedures set forth in Section VIII.6 will be applied for any taxes due upon the lapse of restrictions imposed on a Restricted Stock Award due to a Participant’s Normal Retirement eligibility or additional vesting as provided in Section IV.2(C)(ii).
V.    PERFORMANCE STOCK UNITS
1.Award Agreement. Performance Stock Unit Awards shall be evidenced by a Performance Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Stock Unit Award. Performance Stock Unit Awards are “Other Share-Based Awards” as provided under Section 11 of the Plan. Each Performance Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant’s country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Stock Unit Agreement. Performance Stock Unit Awards are also subject to the terms and conditions of the Plan.
2.Number of Shares Granted Based on Performance. The performance period of a Performance Stock Unit Award shall be greater than one year, and performance shall be based on such criteria as the Compensation Committee shall determine in its discretion at the beginning of the performance period. Following the end of the performance period, the Compensation Committee shall determine the extent to which the criteria have been achieved, and shall authorize the grant and issuance of Shares in respect of the Performance Stock Unit Award.
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3.Special Conditions. Performance Stock Unit Awards shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Compensation Committee, consistent with the terms of the Plan.
(A)    Forfeiture. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section V.3(B) or Section V.3(C)) prior to the end of the performance period, any then-outstanding Performance Stock Units shall be canceled, and all the rights of the Participant to such Award shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Compensation Committee may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long-Term Disability
or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Award Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long-Term Disability, the Participant shall be eligible to receive, following completion of the applicable performance period, a prorated portion of each such Performance Stock Unit Award, equal to (1) the target number of Performance Stock Units subject to such Award, multiplied by (2) the performance criteria determined by the Compensation Committee to apply to such Award, multiplied by (3) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation or an Affiliate during the performance period applicable to such Award, and the denominator of which is the number of calendar months in such performance period; provided, that for purposes of this clause (3), “whole calendar months” shall be calculated commencing on the applicable Grant Date; provided, however, that in no event shall such amount exceed any applicable cap or limitation set forth in the Performance Stock Unit Grant Notice; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date, the Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through the date on which the Compensation Committee determines performance against the applicable performance goals.
Amounts, if any, to be paid under this Section V.3(B) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
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(C)    Termination of Employment by Reason of Severance. Notwithstanding
any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and:
(i)    The Participant either (a) has attained the requirements for
Normal Retirement on or prior to the Participant’s termination date or (b) would have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then any Performance Stock Unit Award shall be subject to the Normal Retirement provisions of Section V.3(B)(ii); or
(ii)    The Participant has not attained the requirements for
Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the Participant’s termination date, then if such Participant’s termination date is no greater than six months prior to the date on which the Compensation Committee determines performance against the applicable performance goals, such Participant shall be eligible to vest in such Performance Stock Unit Award following completion of the applicable performance period, as though the Participant had continued to be employed by the Corporation or one of its Affiliates through such performance determination date.
Amounts, if any, to be paid under this Section V.3(C) shall be paid in accordance with Section V.7 and, if applicable, Section VIII.14.
4.Dividend Equivalents. Unless otherwise determined by the Compensation Committee in its sole discretion, Dividend Equivalents shall not be accrued with respect to Performance Stock Unit Awards during the performance period.
5.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber all or any portion of a Performance Stock Unit Award.
6.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to a Performance Stock Unit Award, except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any Performance Stock Unit Award.
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7.Time of Payment of Performance Stock Units. The Compensation Committee shall determine the extent to which Shares are payable pursuant to a Performance Stock Unit Award as soon as practicable following the end of the performance period, and such Shares shall be paid as soon as practicable thereafter and in any event no later than the end of the period under which payment would be deemed to be a “short-term deferral” as defined in the regulations under Code Section 409A. Payment shall be made in the form of Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares earned pursuant to the Performance Stock Unit Award.
VI.    SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.    Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock or Restricted Stock Units as to which the restrictions have not lapsed shall immediately and automatically be forfeited, Performance Stock Unit Awards shall immediately and automatically be forfeited and any such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.
2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock or Restricted Stock Units (including any unpaid dividends or Dividend Equivalents) lapsed, or any Performance Stock Unit Award was settled, within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
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3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant’s own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
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(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant’s continuing obligations with respect to nondisclosure, non-competition and/or non-solicitation under the Participant’s agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section VI which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section VI.
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VII. CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Stock Unit Award (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such Replacement Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award or Performance Stock Unit Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Stock Unit Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
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If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Stock Unit Award shall be replaced with a Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Unit Award shall be equal to the number of Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Stock Unit Award was to be measured prior to the granting of the Replacement Award; provided however, that, in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VIII.14).
VIII. MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
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3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, 6555 North Highway 161, Irving, Texas 75039, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office. The parties may use email delivery, so long as the message is clearly marked, sent to the email address(es) set forth herein, and a delivery receipt and a read receipt are made part of the message. Email delivery will be deemed to occur when the sender receives confirmation that such message has been received and read by the recipient. Emails to the Corporation shall be delivered to CorpSecretary@mckesson.com.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
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Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in clause (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
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9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;
(E)the Award and the Shares subject to the Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant’s employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever, and whether or not such forfeiture is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; provided that, notwithstanding the foregoing, in the event any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
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(J)for purposes of an Award, the Participant’s employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant’s right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law (for example, the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation, the Employer or one of the Corporation’s other Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee for purposes of an Award (including whether the Participant may still be considered to be providing services while on a leave of absence);
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant’s acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
10.    Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Participant’s consent.
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(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Fidelity Stock Plan Services LLC and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Participant’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Participant understands and acknowledges that the Corporation’s legal basis for the processing of the Participant’s Data would be compliance with the relevant laws or regulations or the pursuit by the Corporation of respective legitimate interests not outweighed by the Participant’s interests, rights or freedoms. When the Corporation no longer needs the Participant’s Data for any of the above purposes, the Participant understands the Corporation will remove it from its systems.
(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant’s consent, the Participant’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Corporation would not be able to grant Awards to the Participant or administer or maintain such Awards.
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(F)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Depending on where the Participant is based, such rights may include the right to (i) inquire whether and what kind of Data the Corporation holds about the Participant and how it is processed, and to request access or copies of Data the Corporation processes, (ii) request the correction or supplementation of Data about the Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request restrictions on processing of Data in certain situations where the Participant feels its processing is inappropriate, (v) request portability of the Participant’s Data that the Participant has actively or passively provided to the Corporation (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or the Participant’s employment and is carried out by automated means, (vi) object, in certain circumstances, to the processing of Data for legitimate interests, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact his or her local human resources representative.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, the Participant understands that the Corporation may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Participant provide another data privacy consent form. If applicable and upon request of the Corporation, the Participant agrees to provide an executed acknowledgement or data privacy consent form to the Employer or the Corporation (or any other acknowledgements, agreements or consents that may be required by the Employer or the Corporation) that the Corporation and/or the Employer may deem necessary to obtain under the data privacy laws in the Participant’s country, either now or in the future. The Participant understands that the Participant will not be able to participate in the Plan if the Participant fails to execute any such acknowledgement, agreement or consent requested by the Corporation and/or the Employer.
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11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. The Participant acknowledges that the Participant is proficient in the English language and, accordingly, understands the provisions of the Plan and this Statement of Terms and Conditions. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Section 409A. If (A) the Participant is a Specified Employee at the time of the Participant’s Separation from Service, and (B) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.
IX. DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
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2.“Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment (other than due to death, Long-Term Disability or for Cause) which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control; provided, however, that, any such change attributable to the Corporation’s no longer being a company with publicly traded common stock shall not constitute Good Reason; and provided, further, that a reduction in the Participant’s functions, duties or responsibilities solely by virtue of the Corporation being acquired and made part of a larger entity (for example, if following a Change in Control the Participant retains the Participant’s position, or has a comparable position, with respect to a division or subsidiary of the acquirer that contains the Corporation’s business) shall not constitute Good Reason;
(B)Any significant reduction in the Participant’s aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control; or
(D)    The Corporation’s requiring the Participant to be based at any location which would increase the Participant’s regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities;
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Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant’s notice to remedy the Good Reason condition; provided further that the Participant’s Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.“Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.“Grant Date” means the date the Administrator grants the Award.
8.“Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.“Long-Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation’s long-term disability plan, a physical or mental condition that the administrator of the Corporation’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.“Normal Retirement” means termination of employment (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.“Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
12.“Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant’s service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
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13.“Severance” means termination of employment with the Corporation or an affiliate, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.
14.“Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
15.“Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Code Section 409A.
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SPECIAL INCENTIVE AWARD
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
FY 2019 SPECIAL INCENTIVE AWARD
PERFORMANCE STOCK UNITS AND RESTRICTED STOCK UNITS
GRANTED PURSUANT TO THE 2013 STOCK PLAN
I.INTRODUCTION; GRANT DATE
The following terms and conditions shall apply to the special incentive (the “Special Incentive Award”) of Performance Stock Units (“PSUs”) and Restricted Stock Units (“RSUs”) granted under the Plan and subject to the terms and conditions of the Plan. The Grant Date of the
Special Incentive Award is [    ], 2018. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II.PERFORMANCE STOCK UNITS
1.The Special Incentive Award includes a target Award of [    ] Performance Stock Units (the “PSU Award”), which is subject to the terms and conditions set forth herein. The PSU Award is an “Other Share-Based Award” as provided under Section 11 of the Plan. The PSU Award is also subject to the terms and conditions of the Plan.
2.Lapse of Performance Restrictions.
(A)Performance Goals. The performance goals applicable to the PSU Award are attached as Exhibit A to this Statement of Terms and Conditions. The vesting and payment of the PSU Award is also subject to Section II.3, Section II.4 and Section IV.
(B)Payment of Earned PSUs. As soon as practicable following the end of the performance period, Compensation Committee shall determine the extent to which the performance goals have been achieved, and shall determine the number of PSUs that have been earned.
Fifty percent (50%) of the Shares underlying earned PSUs shall be paid as soon as practicable thereafter and in any event no later than the end of the period under which payment would be deemed to be a “short-term deferral” as defined in the regulations under Code Section 409A. The remaining fifty percent (50%) of such earned PSUs shall be subject to one additional year of vesting service and shall be evidenced by the issuance of a One-Year RSU Award on the terms and conditions set forth in Section II.4.
2013 Stock Plan 2018 Special Incentive

3.    Termination of Service Prior to Determination of Performance Against Goals.
(A)    Restrictions. If the Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section II.3(B) or Section II.3(C)) prior to the lapse of the performance restrictions imposed on the PSU Award, this PSU Award shall be canceled, and all the rights of the Participant to the PSU Award shall immediately terminate. If the Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, if the Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of the PSU Award ceases to be a bona fide employee of the Corporation or an Affiliate prior to completion of the performance period as a result of:
(i)Death or Long-Term Disability, the Participant shall be eligible to receive, following completion of the performance period, an amount in cash equal to the value of a prorated portion of the PSU Award, equal to (1) the target number of PSUs subject to the PSU Award, multiplied by (2) the performance results determined by the Compensation Committee to apply to such Award, multiplied by (3) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation or an Affiliate during the performance period, and the denominator of which is the number of calendar months in such performance period; provided, that for purposes of this clause (3), “whole calendar months” shall be calculated commencing on April 1, 2018; provided, however, that in no event shall such amount exceed any applicable cap or limitation set forth in Exhibit A; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date, the Participant shall be eligible to receive, following completion of the performance period, an amount in cash equal to the value of the earned PSUs, paid in installments at the same times as actively employed holders of PSU Awards and calculated as though the Participant had continued to be employed by the Corporation or one of its Affiliates during the entire performance period and additional one-year vesting period applicable to the One-Year RSU Award as set forth in Section II.4.
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(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and the Participant’s termination date is within six months prior to the date on which the Compensation Committee determines performance against the applicable performance goals, and:
(i)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, and would not have attained the requirements for Normal Retirement within six months after the termination date, then the Participant shall be eligible to receive an amount in cash equal to one-half (1/2) of the value of the earned PSUs, paid at the same time as actively employed holders of PSU Awards are paid the first installment of Shares, and calculated as though the Participant had continued to be employed by the Corporation or one of its Affiliates during the entire performance period; or
(ii)The Participant has not attained the requirements for Normal Retirement on or prior to the Participant’s termination date, but would have attained the requirements for Normal Retirement within six months after the termination date, such Participant shall be eligible for the Normal Retirement benefit set forth in Section II.3(B)(ii).
4.    Grant of One-Year RSU Award. Once the Compensation Committee has determined the number of PSUs that have been earned pursuant to the PSU Award, if any, an award of Restricted Stock Units with respect to one-half (50%) of such earned PSUs (the “One-Year RSU Award”) will be granted to the Participant on the terms and conditions set forth below and subject to the terms and conditions of the Plan.
(A)The restrictions applicable to the One-Year RSU Award shall lapse with respect to 100% of the underlying Shares on the first anniversary of the Grant Date with respect to such One-Year RSU Award, subject to Section II.4(C) and Section IV.
(B)Dividend Equivalents. Dividend equivalents shall be credited in respect of the One-Year RSU Award. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the One-Year RSU Award, and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying the One-Year RSU Award are distributed. Stock dividends shall be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the One-Year RSU Award.
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(C)Termination of Service.
(i)    Restrictions. If the Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section II.4(C)(ii) or Section II.4(C)(iii)) prior to the lapse of the restrictions imposed on the One-Year RSU Award, any unvested Restricted Stock Units subject to the One-Year RSU Award shall be canceled, and all the rights of the Participant to the One-Year RSU Award shall immediately terminate. If the Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(ii)    Termination of Employment by Reason of Death, Long-Term
Disability or Normal Retirement. Notwithstanding any provision contained to the contrary herein, if the Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of the One-Year RSU Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of
(a)Death or Long-Term Disability, then the restrictions imposed on the One-Year RSU Award shall lapse on the date of such termination; or
(b)Normal Retirement, the One-Year RSU Award shall not be cancelled and will vest and be paid on the first anniversary of such Grant Date, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period.

(iii) Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the applicable Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and the Participant’s termination date is within six months prior to the date on which such RSU Award is scheduled to vest and be paid, the restrictions applicable to such RSU Award shall lapse upon the termination date.
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5.    Payment of Performance Stock Units and Restricted Stock Units. Except as provided with respect to the payment of earned PSUs in cash following certain terminations of employment under Section II.3, payment shall be made in Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares subject to the Performance Stock Units or Restricted Stock Units, as applicable.
III. THREE-YEAR RESTRICTED STOCK UNITS
1.Award Agreement. The Special Incentive Award includes an Award of [    ] Restricted Stock Units (the “RSU Award”), which is subject to the terms and conditions set forth herein. The RSU Award also subject to the terms and conditions of the Plan.
2.Lapse of Restrictions. The restrictions applicable to the RSU Award shall lapse with respect to 100% of the underlying Shares on the third anniversary of the Grant Date, subject to Sections III.4 and IV.
3.Dividend Equivalents. Dividend equivalents shall be credited in respect of the RSU Award granted under this Section III. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on such RSU Award, and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying such RSU Award are distributed. Stock dividends shall be converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the applicable RSU Award, including the same vesting restrictions as the RSU Award.
4.    Termination of Service.
(A)    Restrictions. If the Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan, or in Section III.4(B) or Section III.4(C)) prior to the lapse of the restrictions imposed on the Award, any unvested Restricted Stock Units subject to the RSU Award shall be canceled, and all the rights of the Participant to such portion of the RSU Award shall immediately terminate. If the Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
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(B)    Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained to the contrary herein, if the Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of the RSU Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of
(i)Death or Long-Term Disability, then the restrictions imposed on any Award of Restricted Stock Units shall lapse on the date of such termination; or
(ii)Normal Retirement on or after the first anniversary of the Grant Date of the RSU Award, such award shall not be cancelled and will vest and be paid on the third anniversary of such Grant Date, as though the Participant had continued to be employed by the Corporation or one of its Affiliates during such restricted period.
(C)    Termination of Employment by Reason of Severance. Notwithstanding any provision to the contrary, if the Participant has been in the continuous employment of the Corporation or any of its Affiliates since the applicable Grant Date and ceases to be a bona fide employee of the Corporation or an Affiliate as a result of Severance, and the Participant’s termination date is within six months prior to the date on which such RSU Award is scheduled to vest and be paid, the restrictions applicable to such RSU Award shall lapse upon the termination date.
    5.    Time of Payment of Restricted Stock Units. Upon the lapse of the restriction imposed on the Restricted Stock Units, such units that were not otherwise forfeited pursuant to the terms of the Plan and this Award Agreement shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant’s brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares subject to the Restricted Stock Units.
IV.    SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that the Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Performance Stock Units and Restricted Stock Units, to the extent the restrictions have not lapsed, shall immediately and automatically be forfeited.
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2.If the restrictions imposed on an RSU Award (including any unpaid Dividend Equivalents) lapsed within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to the PSU Award and any RSU Award, measured at the date on which Shares (or cash, if applicable) was paid in respect of the PSU Award or on which such RSU Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant’s own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant’s employment with the Corporation or any of its Affiliates;
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(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant’s continuing obligations with respect to nondisclosure, non-competition and/or non-solicitation under the Participant’s agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section IV which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section IV.
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V.    CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any portion of the PSU Award or an RSU Award granted hereby (for purposes of this Section V, “RSU Award” shall include time-vesting RSU awards granted under Section III or Section IV) that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”), which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of the PSU Award, shall consist of restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the PSU Award (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock units lapsing at the end of the PSU Award’s performance period, with continued vesting after the Change in Control based only on continued service to the Corporation or an Affiliate, as though a time-based vesting award; and (ii) in the case of an RSU Award, shall consist of restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the RSU Award (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VI.17), based on the fair market value of the underlying shares on the vesting date. If any portion of the PSU Award or an RSU Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of the PSU Award, such Award shall vest based upon deemed attainment of target performance or actual performance achieved, if greater, if such Change in Control occurs during the performance period.
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If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, (i) any unvested portion of the PSU Award shall continue to vest with respect to that number of Shares that reflects the deemed attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control, such vesting occurring at such time or times as (x) performance would have been measured and (y) the related RSU Award would have vested absent such Change in Control, and (ii) any unvested portion of an RSU Award shall continue to vest according to the terms and conditions of such Award and; provided however, that, in the event of the Participant’s involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of this PSU Award or an RSU Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VI.17), based on the fair market value of the underlying Shares on the vesting date.
VI.    PARTICIPANT RIGHTS; MISCELLANEOUS
1.Restriction on Sale. If the Participant is covered by the Stock Ownership Policy at the time of settlement of an Award granted hereunder, the Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of the Performance Stock Units and Restricted Stock Units granted hereunder, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in such policy.
2.Assignability. The Participant shall not be permitted to sell, transfer, pledge, assign or encumber the Performance Stock Units or Restricted Stock Units granted hereby, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
3.No Stockholder Rights. Neither the Participant nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Performance Stock Units or Restricted Stock Units except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the Shares paid upon the settlement of any such Award.
4.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of the Participant at any time.
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5.Participants in Foreign Countries. The Administrator has the full discretion to deviate from this Award Agreement in order to adjust the Awards granted hereby to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Awards granted hereby and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
6.Information Notification. Any information required to be given under the terms of the Awards granted hereby shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to the Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
7.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under this Award Agreement, shall be conclusive and binding on all interested persons.
8.No Effect on Other Benefit Plans. Nothing herein contained shall affect the Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
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9.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant or vesting of the Award, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (iii) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. If adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in clause (iii) of this paragraph.
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To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
10.    Successors. The Plan, this Statement of Terms and Conditions and applicable Grant Notices shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
11.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
12.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Awards is voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;
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(E)the Special Incentive Award is not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Awards will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Awards will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)in consideration of the grant of the Awards, no claim or entitlement to compensation or damages shall arise from forfeiture of the Awards which results from termination of the Participant’s employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Awards, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
(I)for purposes of the Awards, the Participant’s employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant’s right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee;
(J)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant’s acquisition or sale of Shares; and
(K)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
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13.    Data Privacy Information and Consent.
(A)Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Participant’s consent.
(B)Stock Plan Administration Service Providers. The Corporation transfers Data to Merrill Lynch and its affiliated companies, an independent service provider based in the United States, which is assisting the Corporation with the implementation, administration and management of the Plan. The Corporation may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(C)International Data Transfers. The Corporation and its service providers are based in the United States. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Corporation’s legal basis, where required, for the transfer of Data is the Participant’s consent.
(D)Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws.
(E)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant’s consent, the Participant’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Corporation would not be able to grant Awards to the Participant or administer or maintain such Awards.
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(F)    Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Depending on where the Participant is based, such rights may include the right to (i) request access or copies of Data the Corporation processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact his or her local human resources representative.
By accepting the Award and indicating consent via the Corporation’s acceptance procedure, the Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, the Participant understands that the Corporation may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Participant provide another data privacy consent form. If applicable and upon request of the Corporation, the Participant agrees to provide an executed acknowledgement or data privacy consent form to the Employer or the Corporation (or any other acknowledgements, agreements or consents that may be required by the Employer or the Corporation) that the Corporation and/or the Employer may deem necessary to obtain under the data privacy laws in the Participant’s country, either now or in the future. The Participant understands that the Participant will not be able to participate in the Plan if the Participant fails to execute any such acknowledgement, agreement or consent requested by the Corporation and/or the Employer.
14.Severability. The provisions in this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
15.Language. If the Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
16.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
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17.    Section 409A. If (i) the Participant is a Specified Employee at the time of the Participant’s Separation from Service, and (ii) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.
VII. DEFINITIONS
When capitalized in this Award Agreement, the following terms shall have the meaning set forth below:
1.“Award Agreement” means the documents between the Participant and the Corporation evidencing the grant of the PSU Award and the RSU Award, the terms of which are set forth herein and in the Plan.
2.“Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee), is injurious to the Corporation, its employees, or its customers.
3.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
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4.“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
(B)Any significant reduction in the Participant’s aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control;
(D)The Corporation’s requiring the Participant to be based at any location which would increase the Participant’s regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities; or
(E)Any change in the person to whom the Participant reports, as this relationship existed immediately prior to a Change in Control;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant’s notice to remedy the Good Reason condition; provided further that the Participant’s Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
5.“Grant Date” means the date the Administrator grants the Award.
6.“Long-Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation’s long-term disability plan, a physical or mental condition that the administrator of the Corporation’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
18

7.“Separation from Service” means termination of employment with the Corporation or an Affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant’s service with the Corporation or an Affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an Affiliate (or, if providing service to the Corporation or an Affiliate for less than three years, such lesser period).
8.“Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
9.“Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Code Section 409A.
10.“Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or the Participant’s beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.

19

OUTSIDE DIRECTOR

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
RESTRICTED STOCK UNIT GRANT

Grantee Name:
Number of RSUs Granted:
Date of Grant:

Vesting Schedule: 100% vested on grant date.
McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company’s 2013 Stock Plan, as may be amended from time to time (the “Plan”) to receive shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Restricted Stock Unit Agreement, which along with the Plan set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF RSUs. This grant, along with any other outstanding awards under the Plan, can be viewed on the Fidelity web site at www.Netbenefits.com.
By signing below, I acknowledge that:
1.I agree to receive copies of the stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and
2.I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and
3.I have access to the Company’s web site; and
4.I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and
5.The Plan and ST&Cs are incorporated by reference to this Notice; and
6.The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this grant of RSUs; and
7.I accept ALL the terms and conditions as set forth in the Plan and the ST&Cs applicable to this grant of RSUs.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Brian S. Tyler	Grantee Signature	Date
Chief Executive Officer
McKesson Corporation
ATTACHMENTS:
* 2013 Stock Plan
* 2013 Stock Plan Prospectus for Non-Employee Directors
* ST&Cs
* Hedging and Pledging Policy
July 2019

Employee
FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:
Number of RSUs Granted:
Date of Grant:
Vesting Schedule:	Please see Appendix
McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company’s 2013 Stock Plan (the “Plan”) which represent the contingent right to receive shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Restricted Stock Unit Agreement. Your Restricted Stock Unit Agreement and your RSUs are subject to the terms of the Plan, which incorporates by reference the Company’s Compensation Recoupment Policy (the “Recoupment Policy”) and the Company’s Stock Ownership Policy (the “Stock Ownership Policy”), as both are amended from time to time).

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF RSUs. This grant, along with any other outstanding awards under the Plan, can be viewed on the Fidelity web site at www.Netbenefits.com.
By signing below, I acknowledge that:
1.I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company’s website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and
2.I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and
3.I have access to the Company’s web site; and
4.I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and
5.The Plan (including the Recoupment Policy and Stock Ownership Policy) and ST&Cs are incorporated by reference to this Notice; and
6.The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this grant of RSUs; and
7.I accept ALL the terms and conditions as set forth in the Plan and ST&Cs applicable to this grant of RSUs.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Brian S. Tyler	Grantee Signature	Date
Chief Executive Officer
McKesson Corporation
ATTACHMENTS:
* 2013 Stock Plan
* 2013 Stock Plan Prospectus
* ST&Cs
* Compensation Recoupment Policy
* Hedging and Pledging Policy (Section 16 only)
* Stock Ownership Policy (EOT only)
* Appendix (Outside U.S. – country-specific)
May 2019

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
PERFORMANCE STOCK UNIT GRANT NOTICE

Grantee Name:
Target PSUs Granted:
Date of Grant:
Performance Period
McKesson Corporation (the “Company”) is pleased to grant you target performance stock units (“PSUs”) under the Company’s 2013 Stock Plan (the “Plan”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided with this Notice (the “ST&Cs”), constitute your Performance Stock Unit Agreement. Your Performance Stock Unit Agreement and your PSUs are subject to the terms of the Plan, which incorporates by reference the Company’s Compensation Recoupment Policy (the “Recoupment Policy”), and the Company’s Stock Ownership Policy (the “Stock Ownership Policy”), as both are amended from time to time.

Your PSUs will be earned subject to the Company’s attainment of performance goals that have been pre-established by the Compensation Committee (the “Committee”) of the Company’s Board of Directors. You may receive 0% - 200% of the target number of PSUs set forth above. PSUs, if earned, will be paid in the form of shares of the Company’s Common Stock (“Shares”) that are not subject to any further vesting restrictions. The Committee has the sole discretion to determine the Company’s performance against the pre-established goals after completion of the performance period, and to authorize the grant of Shares.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF PSUs. This grant, along with any other outstanding awards under the Plan, can be viewed on the Fidelity web site at www.Netbenefits.com.
By signing below, I acknowledge that:
1.I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company’s website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and
2.I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and
3.I have access to the Company’s web site; and
4.I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and
5.The Plan (including the Recoupment Policy and Stock Ownership Policy) and ST&Cs are incorporated by reference to this Notice; and
6.I should consult with a tax advisor prior to accepting this grant of PSUs or taking any other action with respect to this grant of PSUs; and
7.I accept ALL the terms and conditions as set forth in the Plan and ST&Cs applicable to this grant of PSUs.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Brian S. Tyler	Grantee Signature	Date
Chief Executive Officer
McKesson Corporation
Plan Documents and Related Policies
* 2013 Stock Plan
* 2013 Stock Plan Prospectus
* ST&Cs
* Compensation Recoupment Policy
* Hedging and Pledging Policy (Section 16 only)
* Stock Ownership Policy (EOT only)
* Appendix (Outside U.S. - country specific)
May 2019